UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2017

DIGITAL POWER CORPORATION

(Exact name of registrant as specified in its charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA 94538-3158

(Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 15, 2017, Digital Power Corporation (the “Company”) entered into a subscription agreement with one investor (the “Direct Offering”) for the sale of 500,000 shares of common stock at $0.60 per share for the aggregate purchase price of $300,000. The Company expects to close the Direct Offering on or about March 17, 2017.

The Direct Offering is being made pursuant to a prospectus filed with the Company’s existing shelf registration statement on Form S-3 (File No. 333-215834), which was filed with the Securities and Exchange Commission (the “Commission”) on January 31, 2017 and declared effective by the Commission on February 8, 2017, and the prospectus supplement dated March 15, 2017.

The Subscription Agreement contains customary representations, warranties and agreements by the Company and the investor signatories thereto, including closing conditions and termination provisions.

A copy of the opinion of Weintraub Tobin relating to the legality of the issuance and sale of the shares in the Offering is attached as Exhibit 5.1 hereto. A copy of the form of Subscription Agreement is filed herewith as Exhibit 10.1 is incorporated herein by reference. The foregoing descriptions of the Offering by the Company and the documentation related thereto, including the form of the Subscription Agreement do not purport to be complete and are qualified in its entirety by reference to such Exhibits.

The Shares will be issued pursuant to the Company's previously filed and effective Registration Statement on Form S-3 (File No. 333-215834), the base prospectus dated February 8, 2017 filed as part of such Registration Statement, and the prospectus supplement dated March 15, 2017, filed by the Company with the SEC. This Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy Shares, nor shall there be any sale of the Shares, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The information contained in this Report is hereby incorporated by reference into the Company’s Registration Statement on Form S-3, File No. 333-215834.

Forward-Looking Statements

This report contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offering and the amount of proceeds expected from the Offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this report. The Company does not intend to revise or update any forward-looking statement in this report to reflect events or circumstances arising after the date hereof, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

5.1	Opinion of Weintraub Tobin Chediak Coleman Grodin
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1, Subscription Agreement filed with Form 8-K dated February 16, 2017)
23.1	Consent of Weintraub Tobin Chediak Coleman Grodin (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Power Corporation a California corporation

Dated: March 15, 2017	/s/ Amos Kohn
Amos Kohn
President and Chief Executive Officer

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